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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                       FORM 8-K
                                    CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):      Commission File Number:
March 12, 1997                                                         1-12994


                                THE MILLS CORPORATION
                Exact name of registrant as specified in its charter)


                     Delaware                       52-1802283
           (State or other jurisdiction           (IRS Employer
               of incorporation)              Identification Number)



               1300 Wilson Boulevard
                    Suite 400
               Arlington, Virginia                      22209
     (Address of principal executive offices)         (Zip Code)


                 Registrant's telephone number, including area code:

                                  (703) 526-5000


            (Former name or former address, if changed since last report)

                                   Not applicable


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                           THE MILLS CORPORATION

Item 5   -    Other Events

Attached as Exhibits to this form are the documents listed below:

    Exhibit    Document


      1.1      Form of Underwriting Agreement among the
               Company, the Operating Partnership and
               Merrill Lynch & Co., Merrill Lynch, Pierce,
               Fenner & Smith Incorporated

      5.1O Opinion of Hogan & Hartson L.L.P. relating to the legality of the shares of Common Stock

                                        -2-


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                                  SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THE MILLS CORPORATION


Date:  March 18, 1997                        By:  /s/ Thomas E. Frost
                                                  --------------------
                                                  Thomas E. Frost
                                                  Senior Vice President


                                        -3-


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                                    EXHIBIT INDEX


    Exhibit                  Description                             Page



      1.1         Form of Underwriting Agreement among the
                  Company, the Operating Partnership and
                  Merrill Lynch & Co., Merrill Lynch, Pierce,
                  Fenner & Smith Incorporated


      5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the shares of Common Stock